IMPORTANT NOTICE REGARDING CHANGE
IN INVESTMENT POLICY

THE ALGER INSTITUTIONAL FUNDS
Alger Large Cap Growth Institutional Fund

Supplement dated October 15, 2012 to the
Prospectus dated March 1, 2012
As Supplemented

The Board of Trustees of The Alger Institutional Funds has approved changes with respect to the Fund that are anticipated to become effective on or about December 31, 2012. The Fund's name will be changed to Alger Capital Appreciation Focus Fund, but its investment objective to seek long-term capital appreciation will not change. The Fund's principal investment strategy, currently set forth in the second and third paragraphs under the heading "Principal Investment Strategy" on page 7 of the Prospectus, will be revised as noted below.

The Fund focuses on equity securities of companies of any capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential.

The Fund intends to invest a substantial portion of its assets in a small number of issuers, and may therefore concentrate its holdings in fewer business sectors or industries. Generally the Fund will hold less than 50 securities. In addition, the Fund will seek to have an annual portfolio turnover rate of less than 100%. The number of securities held by the Fund and the portfolio turnover rate may occasionally exceed these ranges, including, but not limited to, when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to unusual market conditions.

The Fund's portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another of the Alger Family of Funds prior to December 31, 2012. Shareholders may also redeem their shares. Exchange or redemption of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

S-MPIR 101512